Exhibit 10.4

AMENDMENT TO

CONTRIBUTION AGREEMENT

(Republic Square I)

THIS AMENDMENT TO CONTRIBUTION AGREEMENT is entered into as of December 20, 2005 by and among REPUBLIC PROPERTIES CORPORATION, a District of Columbia corporation (“RPC”), REPUBLIC PROPERTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Operating Partnership”), and 25 Massachusetts Avenue Property LLC, a Delaware limited liability company (“25 Mass”).

WHEREAS, the Operating Partnership, RPC and 25 Mass previously entered into that certain Contribution Agreement dated as of September 23, 2005 (the “Contribution Agreement”); and

WHEREAS, the Operating Partnership, RPC and 25 Mass desire to amend certain terms of the Contribution Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       In the first sentence of Section 1.6(a), the eighth word, “affiliates,” shall be deleted and replaced with the word “subsidiaries,” and the words “or its affiliates” in the first sentence of Section 1.6(a) shall be deleted.

2.                                       In the first sentence of Section 1.6(b), the words “or its affiliates” shall be deleted.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed, delivered and sealed in its name on its behalf, all as of the day and year first above written.

RPC:

REPUBLIC PROPERTIES CORPORATION

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

OPERATING PARTNERSHIP:

REPUBLIC PROPERTY LIMITED PARTNERSHIP

By:	REPUBLIC PROPERTY TRUST,
General Partner

	By:	/s/ Mark R. Keller
	Name:			Mark R. Keller
	Title:			Chief Executive Officer

25 MASS:

25 Massachusetts Avenue Property LLC

By:	25 MASSACHUSETTS AVENUE PARTNERS, LLC, sole member

	By:	REPUBLIC SQUARE LIMITED PARTNERSHIP, sole member

		By:	DOWNTOWN PROPERTIES CORPORATION, General Partner

			By:	/s/ Steven A. Grigg
			Name:	Steven A. Grigg
			Title:	President